Loan Receivable	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Loan Receivable

4. Loan receivable

On May 1, 2018, the Company entered loan agreement of $4,883 with RadTek, Inc., a related party. Interest rate is 2.5% and due on demand. In 2018, the Company analysed the collectability of the loan Receivable and related accrued interest and decided that $4,883 is uncollectible. The Company offset those amounts against due to related party in 2018.